EXHIBIT 99.1

[LOGO] STURM, RUGER & COMPANY, INC.
       SOUTHPORT, CONNECTICUT 06890 U.S.A.

                                                   FOR IMMEDIATE RELEASE

    STURM, RUGER & COMPANY, INC. REPORTS FIRST QUARTER 2008 RESULTS AND FILES
                          QUARTERLY REPORT ON FORM 10-Q

      SOUTHPORT, CONNECTICUT, April 22, 2008 - Sturm, Ruger & Company, Inc. (NYSE-RGR) today filed its Quarterly Report on Form 10-Q for the first quarter of 2008, which has been posted and is available on the SEC website at www.sec.gov and the Ruger website at www.ruger.com/corporate/. The financial statements included in this Quarterly Report on Form 10-Q are attached to this press release. However, investors are urged to read the complete Form 10-Q to ensure that they have adequate information to make informed investment judgments.

About Sturm, Ruger

Sturm, Ruger was founded in 1949 and is one of the nation's leading manufacturers of high-quality firearms for the commercial sporting market. Sturm, Ruger is headquartered in Southport, CT, with manufacturing facilities located in Newport, NH and Prescott, AZ.

The Company may, from time to time, make forward-looking statements and projections concerning future expectations. Such statements are based on current expectations and are subject to certain qualifying risks and uncertainties, such as market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against the Company including lawsuits filed by mayors, attorneys general and other governmental entities and membership organizations, the impact of future firearms control and environmental legislation, and accounting estimates, any one or more of which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date such forward-looking statements are made or to reflect the occurrence of subsequent unanticipated events.

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STURM, RUGER & COMPANY, INC.

Balance Sheets (Unaudited)
(Dollars in thousands, except share data)

                                                                March 29, 2008      December 31, 2007
-----------------------------------------------------------------------------------------------------
   Assets

   Current Assets
      Cash and cash equivalents                                   $   3,820             $   5,106
      Short-term investments                                         30,420                30,504
      Trade receivables, net                                         18,334                15,636

       Gross inventories                                             63,788                64,330
              Less LIFO reserve                                     (46,956)              (46,890)
              Less excess and obsolescence reserve                   (3,569)               (4,143)
-----------------------------------------------------------------------------------------------------
              Net inventories                                        13,263                13,297
-----------------------------------------------------------------------------------------------------

      Deferred income taxes                                           6,317                 5,878
      Prepaid expenses and other current assets                       3,169                 3,091
-----------------------------------------------------------------------------------------------------
                                   Total current assets              75,323                73,512

    Property, plant and equipment                                   121,231               126,496
           Less allowances for depreciation                         (98,338)             (104,418)
-----------------------------------------------------------------------------------------------------
           Net property, plant and equipment                         22,893                22,078
-----------------------------------------------------------------------------------------------------

   Deferred income taxes                                              3,607                 3,626
   Other assets                                                       2,646                 2,666
-----------------------------------------------------------------------------------------------------
   Total Assets                                                   $ 104,469             $ 101,882
=====================================================================================================

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STURM, RUGER & COMPANY, INC.

                                                                March 29, 2008      December 31, 2007
-----------------------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity

Current Liabilities

  Trade accounts payable and accrued expenses                    $   8,460              $   8,102
  Product liability                                                  1,161                  1,208
  Employee compensation and benefits                                 6,764                  4,860
  Workers' compensation                                              5,627                  5,667
  Income taxes payable                                               1,417                    411
-----------------------------------------------------------------------------------------------------
                            Total current liabilities               23,429                 20,248

Accrued pension liability                                            2,741                  4,840
Product liability accrual                                              673                    725
Contingent liabilities                                                  --                     --

Stockholders' Equity
Common Stock, non-voting, par value $1:

     Authorized shares 50,000; none issued                              --                     --
Common Stock, par value $1: Authorized shares
     40,000,000; 22,787,812 issued and
     20,571,817 outstanding                                         22,788                 22,788
Additional paid-in capital                                           1,941                  1,836
Retained earnings                                                   86,286                 84,834
Less: Treasury stock - 2,215,995 shares, at cost                   (20,000)               (20,000)
Accumulated other comprehensive loss                               (13,389)               (13,389)
-----------------------------------------------------------------------------------------------------
Total Stockholders' Equity                                          77,626                 76,069
-----------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                       $ 104,469              $ 101,882
=====================================================================================================

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STURM, RUGER & COMPANY, INC.

Statements of Income (Unaudited)
(Dollars in thousands, except per share data)

    First Quarter                                          2008         2007
    --------------------------------------------------------------------------

    Net firearms sales                                   $ 40,030     $ 43,669
    Net castings sales                                      2,476        4,787
    --------------------------------------------------------------------------
    Total net sales                                        42,506       48,456

    Cost of products sold                                  31,851       32,893
    --------------------------------------------------------------------------
    Gross profit                                           10,655       15,563
    --------------------------------------------------------------------------

    Expenses:
       Selling                                              4,388        3,387
       General and administrative                           3,941        4,312
       Other operating expenses (income), net                  --          (34)
    --------------------------------------------------------------------------
    Total expenses                                          8,329        7,665
    --------------------------------------------------------------------------

    Operating income                                        2,326        7,898
    --------------------------------------------------------------------------

    Other income:
       Gain on sale of real estate                             --        5,168
       Interest income                                        163          448
       Other income (expense), net                           (147)         (58)
    --------------------------------------------------------------------------
    Total other income (expense), net                          16        5,558
    --------------------------------------------------------------------------

    Income before income taxes                              2,342       13,456

    Income taxes                                              890        5,396
    --------------------------------------------------------------------------

    Net income                                           $  1,452     $  8,060
    ==========================================================================

    Earnings per share
       Basic                                             $   0.07     $   0.36
                                                         ========     ========
       Diluted                                           $   0.07     $   0.36
                                                         ========     ========

    Average shares outstanding
       Basic                                               20,572       22,639
                                                         ========     ========
       Diluted                                             20,606       22,848
                                                         ========     ========

STURM, RUGER & COMPANY, INC.

Statements of Cash Flows (Unaudited)
(Dollars in thousands)

First Quarter                                                                     2008         2007
----------------------------------------------------------------------------------------------------
Operating Activities
  Net income                                                                   $  1,452     $  8,060
  Adjustments to reconcile net income to cash provided by operating activities:
    Depreciation                                                                  1,117        1,091
    Gain on sale of  assets                                                          --       (5,201)
    Deferred income taxes                                                          (420)         908
    Changes in operating assets and liabilities:
      Trade receivables                                                          (2,698)         836
      Inventories                                                                    34        9,742
      Trade accounts payable and other liabilities                                2,222       (1,381)
      Product liability                                                             (99)        (151)
      Prepaid expenses and other assets                                          (2,052)         321
      Income taxes                                                                1,006        3,858
----------------------------------------------------------------------------------------------------
Cash provided by operating activities                                               562       18,083
----------------------------------------------------------------------------------------------------

Investing Activities
   Property, plant and equipment additions                                       (1,932)        (740)
   Proceeds from the sale of assets                                                  --        7,379
   Purchases of short-term investments                                           (6,666)     (26,899)
   Proceeds from maturities of short-term investments                             6,750           --
----------------------------------------------------------------------------------------------------
Cash used for investing activities                                               (1,848)     (20,260)
----------------------------------------------------------------------------------------------------

Decrease in cash and cash equivalents                                            (1,286)      (2,177)

Cash and cash equivalents at beginning of period                                  5,106        7,316
----------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                     $  3,820     $  5,139
====================================================================================================